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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): May 23, 2005
                                 ______________

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



       Pennsylvania                       1-11152                 23-1882087
(State or other jurisdiction      (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)




781 Third Avenue, King of Prussia, PA                           19406-1409
  (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.

On May 23, 2005, InterDigital Communications Corporation (the "Company") issued a press release which, among other things, announced expected recurring revenue for the quarter ending June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01.        Other Events

On May 23, 2005, the Company issued a press release which, among other things, announced a mutual agreement to postpone the evidentiary hearing in Samsung arbitration proceedings. A copy of the press release is attached hereto as
Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press release dated May 23, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ R.J. Fagan
                             ----------------------------------------
                                 Richard J. Fagan
                                 Chief Financial Officer



Dated:  May 23, 2005